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                             AIM HIGH YIELD FUND II

                       CLASS A, CLASS B AND CLASS C SHARES

                       Supplement dated February 25, 2000
                    to the Prospectus dated November 29,1999,
                        as supplemented February 4, 2000

This supplement supersedes and replaces in its entirety the supplement dated February 4, 2000.

At a meeting held on February 3, 2000, the Board of Trustees of AIM Investment Securities Funds (the trust), on behalf of AIM High Yield Fund II (the fund), voted to request shareholders to approve the following items that will affect the fund:

     -   A new advisory agreement between the trust and A I M Advisors, Inc.
         (AIM). The principal changes to the advisory agreement are (i) the deletion of references to the provision of administrative services and certain expense limitations that are no longer applicable, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The revised advisory agreement does not change the fees paid by the fund (except that the agreement permits the fund to pay a fee to AIM in connection with any new securities lending program implemented in the future);

     - Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

     - Changing the fund's investment objective and making it non-fundamental. The investment objective of the fund would be changed by deleting references to the types of securities that the fund will purchase to achieve its objective. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the trust without further approval by shareholders. Pursuant to this proposal, the fund's investment objective would read:
         "The fund's investment objective is to achieve a high level of current income."

The Board of Trustees of the trust has called a meeting of the fund's shareholders to be held on or about May 3, 2000 to vote on these and other proposals. Only shareholders of record as of February 18, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about May 26, 2000.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 3 of the prospectus:

     "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

     o Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

     o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

     o Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

     o Craig A. Smith, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989."